© 2026 Texas Capital Bank Member FDIC January 22, 2026 Q4-2025 Earnings

2 Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward- looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors, including recent trade policies and their impact on our customers; increased or expanded competition from banks and other financial service providers in TCBI’s markets; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business and new products and services and potential strategic acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; the failure to identify, attract and retain key personnel and other employees; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; severe weather, natural disasters, climate change, acts of war, terrorism, global or other geopolitical conflicts, or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Full Year 2025 Highlights (Compared to Full Year 2024[1])

Record high in the history of the firm

Net Income to Common ($mm)

GAAP	Adjusted[2]
$313.0	**$313.8**
+$252.7 or 419%	+$105.4 or 51%

PPNR[3] ($mm)

GAAP	Adjusted[2]
$487.7	**$488.8**
+$313.6 or 180%	+$119.4 or 32%

Capital

Common Equity / Total Assets	Tangible Common Equity / Tangible Assets[4]
10.56%	**10.56%**
+58bps	+58bps

Net Interest Margin

3.35%
+32bps

Fee Income From Areas of Focus ($mm)

Investment Banking, Private Wealth, and Treasury Product Fees[5]
$191.9
+$14.2 or 8%

Book Value per Share

Book Value per Share	Tangible Book Value per Share[6]
$75.28	**$75.25**
+$8.92 or 13%	+$8.93 or 13%

Financial Results

- Adjusted net income to common[2] increased $105mm or 51%, with adjusted EPS[2] increasing 53%
- Adjusted pre-provision net revenue[2,3] increased 32% to $488.8, a record high for the Firm
- 2025 adjusted return on average assets[2] of 1.04%, a 30bps improvement compared to 2024

Balance Sheet & Capital

- Commercial loan balances increased $1.1bn or 10%, supporting total loan growth of $1.6bn
- Tangible common equity to tangible assets[4] ended the year at 10.56%, a record high for the Firm
- Repurchased 2.2mm shares or 4.9% of prior year shares outstanding at a weighted average price of approximately 114% of prior month tangible book value per share[6]

Credit Quality

- Criticized LHI declined $79mm or 11% YoY, with the percentage of total LHI declining 54bps to 2.64%
- Full year net charge-offs totaled $47.2mm or 20bps of average LHI
- 2025 provision expense as a percentage of average LHI excl. mortgage finance of 31bps

FY 2025 Key Metrics

	GAAP	Adjusted[2]
EPS	**$6.79** +$5.51 or 430%	**$6.80** +$2.37 or 53%
ROAA	**1.04%** +79bps	**1.04%** +30bps
ROACE	**9.6%** +755bps	**9.6%** +256bps
ROATCE[7]	**9.6%** +755bps	**9.6%** +256bps
Efficiency Ratio[8]	**61.2%** -2,017bps	**61.1%** -564bps

Texas Capital Bancshares, Inc.

3

Q4 2025 Highlights (Compared to Q4 2024[9])

Record high in the history of the firm

Net Income to Common ($mm)

GAAP	Adjusted[2]
$96.3	**$94.6**
+$29.6 or +44%	+$27.9 or +42%

PPNR[3] ($mm)

GAAP	Adjusted[2]
$143.3	**$141.0**
+$31.8 or +28%	+$29.5 or +26%

Capital

Common Equity / Total Assets	Tangible Common Equity / Tangible Assets[4]
10.56%	**10.56%**
+58bps	+58bps

Net Interest Margin

3.38%
+45bps

Fee Income From Areas of Focus ($mm)

Investment Banking, Private Wealth, and Treasury Product Fees[5]
$51.3
+$5.6 or +12%

Book Value per Share

Book Value per Share	Tangible Book Value per Share[6]
$75.28	**$75.25**
+$8.92 or 13%	+$8.93 or 13%

Financial Results

- Adjusted quarterly earnings per share[2] grew $0.65 or 45% YoY to $2.08
- Adjusted pre-provision net revenue[2, 3] grew $29.5mm or 26% YoY, remaining near all-time highs
- Q4 2025 adjusted return on average assets[2] of 1.20%, a second consecutive quarter exceeding the 1.10% ROAA target

Balance Sheet & Capital

- Tangible book value per share[6] grew 13% YoY to $75.25, an all-time high for the Firm
- Interest bearing deposits, excluding brokered and indexed, increased $1.7bn or 10% YoY
- Quarterly interest bearing deposits cost declined 85bps YoY, supporting a 45bps improvement in net interest margin over the same period

Credit Quality

- Total ACL as a percentage of LHI of 1.38% and 1.82% when excluding mortgage finance
- Net charge-offs for the quarter totaled $10.7mm or 18bps of average LHI
- Non-performing assets remained near historical lows at 38bps of total assets

Q4 2025 Key Metrics

	GAAP	Adjusted[2]
EPS	$2.12 +$0.69 or 48%	$2.08 +$0.65 or 45%
ROAA	1.22% +34bps	1.20% +32bps
ROACE	11.2% +267bps	11.0% +247bps
ROATCE[7]	11.2% +267bps	11.0% +248bps
Efficiency Ratio[8]	56.2% -444bps	56.9% -376bps

Texas Capital Bancshares, Inc.
4

Financial Performance // Income Statement

Financial Highlights ($mm)	2024	Adjusted (Non-GAAP[2]) 2024	2025	Adjusted (Non-GAAP[2]) 2025	Q4 2024	Q3 2025	Q4 2025	Adjusted (Non-GAAP[2]) Q4 2025
Net Interest Income	901.3	901.3	1,028.6	1,028.6	229.6	271.8	267.4	267.4
Non-Interest Revenue	31.0	210.6	227.1	229.0	54.1	68.6	60.0	60.0
Total Revenue	932.3	1,111.9	1,255.8	1,257.7	283.7	340.4	327.5	327.5
Non-Interest Expense	758.3	742.5	768.1	768.9	172.2	190.6	184.2	186.4
PPNR[3]	174.1	369.4	487.7	488.8	111.5	149.8	143.3	141.0
Provision for Credit Losses	67.0	67.0	55.0	55.0	18.0	12.0	11.0	11.0
Income Tax Expense	29.6	76.8	102.5	102.7	22.5	32.6	31.6	31.1
Net Income	77.5	225.6	330.2	331.0	71.0	105.2	100.7	98.9
Preferred Stock Dividends	17.3	17.3	17.3	17.3	4.3	4.3	4.3	4.3
Net Income to Common	60.3	208.3	313.0	313.8	66.7	100.9	96.3	94.6

Performance Metrics	2024	2024	2025	2025	Q4 2024	Q3 2025	Q4 2025	Q4 2025
Return on Average Assets	0.25%	0.74%	1.04%	1.04%	0.88%	1.30%	1.22%	1.20%
PPNR[3] / Average Assets	0.57%	1.21%	1.53%	1.54%	1.38%	1.85%	1.74%	1.72%
Efficiency Ratio[8]	81.3%	66.8%	61.2%	61.1%	60.7%	56.0%	56.2%	56.9%
Return on Average Common Equity	2.0%	7.0%	9.6%	9.6%	8.5%	12.0%	11.2%	11.0%
Earnings Per Share	$1.28	$4.43	$6.79	$6.80	$1.43	$2.18	$2.12	$2.08

Non-GAAP[2] Adjustments ($mm)	2024	2025
Non-Interest Income	31.0	227.1
Loss on AFS Securities Sale	179.6	1.9
Non-Interest Income, Adj.	210.6	229.0
Non-Interest Expense	758.3	768.1
FDIC Special Assessment	(2.8)	2.2
Restructuring Expenses	(7.9)	(1.4)
Legal Settlement	(5.0)	0.0
Non-Interest Expense, Adj.	742.5	768.9

Non-GAAP[2] Adjustments ($mm)	Q4 2025
Non-Interest Expense	184.2
FDIC Special Assessment	2.2
Restructuring Expenses	0.0
Legal Settlement	0.0
Non-Interest Expense, Adj.	186.4

Texas Capital Bancshares, Inc.
5

Financial Performance // Quarterly Balance Sheet Highlights

Balance Sheet Highlights ($mm) Ending Balances	Q4 2024	Q3 2025	Q4 2025	QoQ	YoY
Assets					
Cash and Equivalents	3,189	3,065	2,099	(32%)	(34%)
Total Securities	4,396	4,602	4,723	3%	7%
Commercial Loans	11,146	11,999	12,253	2%	10%
CRE Loans	5,616	5,697	5,396	(5%)	(4%)
Consumer Loans	565	540	434	(20%)	(23%)
Mortgage Finance Loans	5,216	6,058	6,064	0%	16%
Gross LHI	22,543	24,294	24,147	(1%)	7%
Allowance for Credit Losses on Loans	(272)	(274)	(271)	(1%)	(0%)
Total Assets	**30,732**	**32,537**	**31,540**	**(3%)**	**3%**

	Q4 2024	Q3 2025	Q4 2025	QoQ	YoY
Liabilities					
Non-Interest Bearing Deposits	7,485	7,690	6,959	(9%)	(7%)
Interest Bearing Deposits	17,753	19,816	19,490	(2%)	10%
Total Deposits	25,239	27,505	26,449	(4%)	5%
Short-Term Borrowings	885	275	330	20%	(63%)
Total Liabilities	**27,364**	**28,900**	**27,909**	**(3%)**	**2%**
Equity					
Common Equity, Excl. AOCI	3,251	3,421	3,396	(1%)	4%
AOCI	(183)	(84)	(65)	(23%)	(65%)
Total Shareholder's Equity	**3,368**	**3,637**	**3,631**	**(0%)**	**8%**
Common Shares Outstanding	**46,233,812**	**45,679,863**	**44,253,688**	**(3%)**	**(4%)**

Performance Metrics	Q4 2024	Q3 2025	Q4 2025
Cash & Securities % of Assets	25%	24%	22%
Commercial Loans % of Gross LHI	49%	49%	51%
Total Allowance for Credit Losses ($mm)	(325)	(333)	(333)
Total ACL / Total LHI	1.45%	1.37%	1.38%

	Q4 2024	Q3 2025	Q4 2025
Total LHI % of Deposits	89%	88%	91%
Non-Interest Bearing % of Deposits	30%	28%	26%
Book Value Per Share	$66.36	$73.05	$75.28
Tangible Book Value Per Share[6]	$66.32	$73.02	$75.25

Texas Capital Bancshares, Inc.

6

Loan Portfolio Composition

Commercial Loans ($bn)



$11.1
$11.4
$11.9
$12.0
$12.3
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Commercial Real Estate Loans ($bn)



$5.6
$5.8
$5.7
$5.7
$5.4
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Mortgage Finance Loans ($bn)



$3.5
$4.2
$4.4
$5.1
$5.2
$5.5
$5.4
$5.2
4%
$4.0
$4.7
15%
$5.3
$5.9
29%
$5.5
$6.1
54%
$5.9
$6.1
59%
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Average
Period End
Enhanced Credit Structures % of Period End

- **Total LHI** increased $1.6bn or 7% YoY
- **Ending period commercial loans** increased $1.1bn or 10% YoY
  - Broad based growth driven by sustained client onboarding
  - Ending period commercial loans increased $254mm QoQ or 8% annualized
- **Commercial real estate loans** declined $221mm or 4% YoY as persistently high payoff rates and limited new volumes are expected to pressure portfolio balances through 2026
  - Multifamily comprises $2.2bn or 40% of CRE loans
- **Full year average mortgage finance loan balances** increased 12% to $5.2bn
  - Average mortgage finance loans increased 8% QoQ as declining mortgage rates supported balances
  - Linked quarter period end balances flat, breaking from historical Q4 trends of lower end of period balances than average
  - At quarter end, 59% of the Firm's mortgage finance loan balances were in enhanced credit structures, up from 54% at end of Q3

Texas Capital Bancshares, Inc.
7

Deposit and Funding Composition

Average Deposit Trends ($bn)



Q4 2025 EOP
$26.7
$25.7
$26.5
$27.4
$27.6
$26.4
$0.5
$0.5
$0.3
$0.0
$0.0
$0.7
$16.9
$17.4
$18.0
$19.0
$19.1
$18.8
$5.8
$4.5
$4.8
$4.9
$5.0
$3.7
$3.5
$3.4
$3.4
$3.4
$3.5
$3.3
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q4 2025
Non-Interest Bearing, Excl. MF10
MF10 Non-Interest Bearing
Interest Bearing
Interest Bearing Brokered

Mortgage Finance Self Funding Ratio

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	YoY Change
Average MF[10] Non-Interest Bearing Deposits ($bn)	$5.8	$4.5	$4.8	$4.9	$5.0	($0.8)
Average MF[10] Loans ($bn)	$5.4	$4.0	$5.3	$5.5	$5.9	$0.5
MF[10] Self Funding Ratio	**107%**	**113%**	**91%**	**90%**	**85%**	**(22%)**

Funding Costs



4.32%
3.97%
3.83%
3.76%
3.47%
2.81%
2.76%
2.65%
2.62%
2.41%
2.61%
2.54%
2.41%
2.36%
2.18%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Avg Cost of Int. Bearing Deposits
Avg Cost of Total Deposits
Total Cost of Funds

- Total deposit balances increased $1.2bn or 5% YoY as interest bearing deposit growth continued
  - Total deposit balances decreased $1.1bn QoQ driven by predictable, seasonal mortgage finance deposit reductions related to escrow accounts
- Non-interest bearing, excl. MF[10] deposits increased $233mm or 8% QoQ to $3.3bn
- Average MF[10] non-interest bearing deposits increased $78mm linked quarter to $5.0bn, representing 85% of average mortgage finance loans in Q4 2025 compared to 107% in Q4 of last year
  - End of period deposit balances decreased by $963mm or 21% consistent with historical seasonal trends in the fourth quarter
  - The majority of MF[10] non-interest bearing deposits are compensated through relationship pricing which results in application of an interest credit to either the client's mortgage finance or commercial loan yield
- Average cost of interest bearing deposits declined 29bps to 3.47%
  - Cumulative beta of 67% since the beginning of the easing cycle inclusive of the late quarter rate cut

Texas Capital Bancshares, Inc.

8

9 (12.5%) (12.9%) (6.4%) (6.7%) 4.0% 3.6% 7.7% 6.8% (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q3 2025 Q4 2025 -200bps Shock -100bps Shock +100bps Shock +200bps Shock Net Interest Income Sensitivity Standard Model Assumptions11 100bp & 200bp Parallel Shocks  Loan Balances: Static  Deposit Balances: Static  Loan Spreads: Current Levels  Up Scenario Int. Bearing Deposit Beta: ~80%  Down Scenario Int. Bearing Deposit Beta: ~60%  Investment Portfolio: Ratio held constant Net Interest Income Sensitivity – Static Balance Sheet ($mm) $1,009mm$1,059mmBase NII12 Q4 2025Q3 2025 YieldBalance ($mm)YieldBalance ($mm) 3.95% $2,994 4.38% $2,920 Interest Bearing Cash and Equivalents 3.98% 4,629 4.14% 4,635 Securities 6.70% 18,177 6.95% 18,253 LHI Excl. Mortgage Finance LHI 4.13% 5,891 4.32% 5,472 Mortgage Finance LHI --(278)--(277)ACL on Loans 5.61% $31,414 5.88% $31,004 Earning Assets  94% of LHI excl. mortgage finance LHI is variable rate  $1.1bn of loans are fixed rate with 13% maturing or repricing in the next 12 months  Duration of the securities portfolio is approx. 4 years with Q4 cash flows of $181mm  Added $700mm of 2 year receiving fixed swaps with a weighted average receive rate of 3.34% against 1-month SOFR during the quarter, and an additional $400mm at 3.32% starting in 1Q Impacts of Mortgage Finance  Mortgage finance LHI represents 14% of the average total LHI portfolio with the majority tied to 1-month SOFR which declined 44bps in Q4  Given the current outlook and observed seasonality, the average mortgage finance self funding ratio is expected to remain near 85% in Q1  Firm’s overall net interest income sensitivity (per the chart above) is inclusive of mortgage finance NII impact on a flat balance sheet and does not account for changes in warehouse volumes in either a lower or higher rate environment $81 $43 ($68) ($133) $69 $37 ($68) ($130) Receive Rate Average Notional Balance ($bn) 3.52%1.1Q4 2025 3.46%1.9Q1 2026 3.47%1.7Q2 2026 3.47%1.7Q3 2026 3.47%1.7Q4 2026 3.47%1.7Q1 2027 3.47%1.7Q2 2027 Hedging Profile Earning Assets Profile (Average)

Q4-2025 Earnings Overview

Net Interest Income ($mm)



$271.8
($1.2)
($13.0)
$4.4
($2.6)
$0.9
($4.8)
($0.6)
$14.1
($1.6)
$267.4
Q3 2025
Loans Excl MF Volume[10]
Loans Excl MF Yield[10]
MF Loan Volume[10]
MF Yield[10]
Loan Fees
Investment Securities & Cash
Interest Bearing Deposits Volume
Interest Bearing Deposit Cost
Borrowings
Q4 2025

- Net interest income declined 1.6% QoQ driven by seasonal warehouse factors and known timing differences between loan and deposit betas
  - Quarterly net interest margin improved 45bps YoY
- Full year non-interest income of $227.1mm, up $196.1mm, with adjusted non-interest income[2] of $229.0mm, rising $18.4mm or 9% to record levels
- Adjusted non-interest expense[2] grew 8% YoY driven by higher salaries and benefits expense aligned to focused areas of investment

Total Revenue ($mm)



2.93%
3.19%
3.35%
3.47%
3.38%
$283.7
$280.5
$307.5
$1.9
$340.4
$327.5
$54.1
$44.4
$54.1
$68.6
$60.0
$229.6
$236.0
$253.4
$271.8
$267.4
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Net Interest Income
Non-Interest Income
Non-Recurring Items[2]
Net Interest Margin

Non-Interest Expense ($mm)



$172.2
$203.0
$190.3
$1.4
1%
$190.6
$184.2
$74.3
43%
$71.4
35%
$70.1
37%
$70.7
37%
$77.6
42%
$97.9
57%
$131.6
65%
$118.8
62%
$119.9
63%
$108.9
59%
($2.2)
(1%)
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Salaries & Benefits
Other NIE
Non-Recurring Items[2]

Texas Capital Bancshares, Inc.
10

Non-Interest Income

Non-Interest Income ($mm)



% of Total Revenue, Adj.[2]
19%
16%
18%
20%
18%
$56.0
$54.1
$44.4
$54.1
$68.6
$60.0
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Non-Interest Income
Non-Interest Income, Adj.[2]

Non-Interest Income Composition



Q4 2025
7% Wealth
18% Treasury[5]
15% Other
60% Investment Banking & Trading
FY 2025
7% Wealth
20% Treasury[5]
16% Other
58% Investment Banking & Trading
(1%) Non-Recurring Fee Income

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2024	FY 2025	Annual Growth
Assets Under Management[13] ($bn)	$4.0	$3.8	$4.1	$4.2	$4.2	$4.0	$4.2	7%
Wealth Management & Trust Fee Income ($mm)	$4.0	$4.0	$3.7	$4.0	$4.2	$15.3	$15.9	4%
Treasury Product Fees[5] ($mm)	$9.5	$10.6	$11.6	$11.1	$11.1	$35.8	$44.4	24%
Investment Banking & Trading Income ($mm)	$32.2	$22.4	$32.0	$41.2	$36.0	$126.6	$131.7	4%
Income from Areas of Focus ($mm)	**$45.7**	**$37.0**	**$47.3**	**$56.3**	**$51.3**	**$177.7**	**$191.9**	**8%**

- Fee income from areas of focus grew 8% in 2025 to $191.9mm, a record high for the Firm
- Assets Under Management[13] rose 7% YoY, supporting full year Wealth Management & Trust Fee growth of 4%
- Full year Treasury Product Fees[5] increased $8.6mm or 24% in 2025
  - Gross PxV expanded 12% in 2025, exceeding 10% growth in 4 of the last 5 years
  - Quarterly Treasury Product Fees[5] up 16% or $1.5mm YoY
- IB Transaction volume across capital markets, capital solutions, and syndications increased nearly 40% YoY as platform scales

Texas Capital Bancshares, Inc.
11

Asset Quality Trends

Allowance for Credit Loss Reserve Ratios



1.45%
1.87%
1.37%
1.79%
1.38%
1.82%
Q4 2024
Q3 2025
Q4 2025
2.9x
3.5x
2.8x
Total ACL / Non-accrual Loans HFI
Total ACL / LHI
Total ACL, Excl. MF[10] / LHI Excl. MF[10]
Q4 2024
Q3 2025
Q4 2025

Asset Quality Ratios



Criticized / LHI
NPAs / Total Assets
NCOs / Avg. LHI
3.18%
3.41%
2.66%
2.19%
2.64%
0.36%
0.30%
0.36%
0.30%
0.38%
0.22%
0.18%
0.22%
0.23%
0.18%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Net Charge-Offs ($mm)	$12.1	$9.8	$13.0	$13.7	$10.7

- Total ACL increased to $332.8mm
- Total ACL, excl. MF[10] increased $2.8mm QoQ to $326.6mm
  - Total ACL, excl. MF[10] to LHI, excl. MF[10] in the top decile among Peers[14] Total ACL to LHI ratio
- $10.7mm of quarterly net charge-offs, 0.18% of average LHI, primarily related to previously identified problem credits
- Quarterly provision expense as a percentage of average LHI of 18bps and FY 2025 provision expense as a percentage of average LHI of 24bps
  - Quarterly provision expense as a percentage of average LHI excl. MF[10] of 24bps
  - FY 2025 provision expense as a percentage of average LHI excl. MF[10] of 31bps
- Criticized LHI declined $79mm or 11% YoY, with the percentage of total LHI declining 54bps to 2.64%
  - Special mention LHI declined $89mm or 20% YoY
  - QoQ increase in special mention related to select multifamily credits requiring ongoing rental concessions to gain or maintain occupancy, impacting net operating income in spite of strong sponsor support

Special Mention Composition ($mm)



$435.6
30%
70%
$484.2
1%
28%
71%
$339.9
2%
34%
64%
$249.6
1%
48%
51%
$346.6
60%
40%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Commercial
Mortgage Finance
Real Estate
Consumer

Substandard Composition ($mm)



$278.3
1%
20%
79%
$278.7
20%
80%
$297.5
8%
92%
$280.1
9%
91%
$288.3
16%
84%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Commercial
Mortgage Finance
Real Estate
Consumer

Texas Capital Bancshares, Inc.

12

Capital Position and Trends

Regulatory Capital Levels



2026 Guidance
15.37%
15.61%
15.30%
16.10%
16.12%
2.55%
1.44%
11.38%
2.51%
1.46%
11.63%
2.44%
1.41%
11.45%
2.50%
1.46%
12.14%
2.52%
1.47%
12.13%
>11.00%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
2026 Guidance
CET1
Tier 1 Capital
Tier 2 Capital

Tangible Common Equity / Tangible Assets[4] (%)



9.98
9.98
9.97
9.98
10.04
10.05
10.25
10.26
10.56
10.56
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Tangible Common Equity / Tangible Assets4
Common Equity / Total Assets

Peer[14] Tangible Common Equity / Tangible Assets[4] (%)				
8.10	8.25	8.46	8.55	

Tangible Book Value per Share[6] ($)



66.32
66.36
67.97
68.00
70.14
70.17
73.02
73.05
75.25
75.28
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Tangible Book Value per Share6
Book Value per Share

Period End AOCI ($mm)				
(183)	(136)	(113)	(84)	(65)

AOCI per Share ($)				
(3.96)	(2.96)	(2.47)	(1.84)	(1.46)

- Delivered strong improvement in capital ratios, with CET1 improving 75bps and tangible common equity to tangible assets improving 58bps YoY, reflecting disciplined balance sheet management and earnings momentum
- Tangible common equity to tangible assets[4] ended the quarter at 10.56%, an important characteristic of our financially resilient business model and a key metric as we manage the balance sheet through-cycle
  - **Tangible common equity to tangible assets[4] in top quintile of peer group[14]**
- Tangible book value per share[6] expanded $2.23 or 3% QoQ as a result of income generated and AOCI improvement
  - **TBVPS[6] of $75.25 is an all-time high for the Firm**
- Repurchased 1.4mm shares in Q4 for a total of $125mm at a weighted average price of approximately 117% of prior month tangible book value per share[6]
  - 2025 share repurchases total 4.9% of prior year shares outstanding at a weighted average price of approximately 114% of prior month tangible book value per share[6]
- Authorized share repurchase program of up to $200mm for 2026

Texas Capital Bancshares, Inc.

13

14 Full Year 2026 Guidance Full Year 2025 Adjusted (Non-GAAP2) Mid to high single-digit % growth$1,257.7mmTotal Revenue, Adjusted2 Mid single-digit % growth$768.9mmNon-Interest Expense, Adjusted2 35bps - 40bps31bpsProvision / Avg LHI, Excl. Mortgage Finance LHI >11%12.13%CET1 Ratio Full Year 2026 Guidance  Forward curve15 assumes 25bps cuts in June and October with an exit rate of 3.25% at year end 2026  Tax rate expected to be approximately 25% for the full year in 2026 Guidance Commentary

15 1. Comparisons vs. FY 2024 GAAP and adjusted metrics unless otherwise noted 2. See slide: Non-GAAP Reconciliation // Adjusted Earnings & Ratios 3. “PPNR” used as an abbreviation for Pre-Provision Net Revenue which is the sum of net interest income and non-interest income, less non-interest expense 4. Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles 5. Includes service charges on deposit accounts, as well as fees related to our commercial card program, merchant transactions, and FX transactions, all of which are included in other non-interest income and totaled $10.2mm for FY 2024, and $11.8mm for FY 2025 and $2.5mm, $2.8mm, $3.4mm, $3.0mm, and $2.6mm for Q4 2024, Q1 2025, Q2 2025, Q3 2025, and Q4 2025 respectively 6. Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end 7. See slide: Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE) 8. Non-interest expense divided by the sum of net interest income and non-interest income 9. Comparisons vs. Q4 2024 GAAP and adjusted metrics unless otherwise noted 10. “MF” used as abbreviation for Mortgage Finance 11. Model assumptions are only for Q4 2025; See prior TCBI Earnings Materials for prior model assumptions 12. Baseline scenarios hold constant balances, market rates, and assumptions as of period end reporting 13. Assets Under Management includes non-discretionary brokerage assets that the Firm earns wealth management and trust fee income on 14. Major exchange traded US peer banks with $20-100bn in total assets, excluding PR headquartered banks and merger targets; Source: S&P Capital IQ Pro; peer data as of Q3 2025 15. Forward curve as of January 5, 2026 Appendix // Footnotes

16 Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE) ROATCE is a non-GAAP financial measure. ROATCE represents the measure of net income available to common shareholders as a percentage of average tangible common equity. ROATCE is used by management in assessing financial performance and use of equity. A reconcilement of ROATCE to the most directly comparable U.S. GAAP measure, ROACE, for all periods is presented below. (1) See slide Non-GAAP Reconciliation // Adjusted Earnings & Ratios YoY Change20252024YoY ChangeQ4 2025Q4 2024 Adjusted1As Reported Adjusted1As Reported Adjusted1As Reported Adjusted1As Reported Adjusted1As Reported Adjusted1As Reported ($mm, unless noted otherwise) $105.4 $252.7 $313.8 $313.0 $208.3 $60.3 $27.9 $29.6 $94.6 $96.3 $66.7 $66.7 Net Income to Common $308.9 $308.9 $3,264.4 $3,264.4 $2,955.5 $2,955.5 $299.1 $299.1 $3,420.0 $3,420.0 $3,120.9 $3,120.9 Average Common Equity 0.0 0.0 1.5 1.5 1.5 1.5 0.0 0.0 1.5 1.5 1.5 1.5 Less: Average Goodwill & Intangibles $308.9 $308.9 $3,262.9 $3,262.9 $2,954.0 $2,954.0 $299.1 $299.1 $3,418.5 $3,418.5 $3,119.4 $3,119.4 Average Tangible Common Equity 2.6%7.5%9.6%9.6%7.0%2.0%2.5%2.7%11.0%11.2%8.5%8.5%ROACE 2.6%7.6%9.6%9.6%7.1%2.0%2.5%2.7%11.0%11.2%8.5%8.5%ROATCE

Non-GAAP Reconciliation // Adjusted Earnings & Ratios

Adjusted line items are non-GAAP financial measures that management believes aids in the discussion of results. A reconcilement of these adjusted items to the most directly comparable U.S. GAAP measures for all periods is presented below. Periods not presented below did not have adjustments.

1. Net interest income plus non-interest income. On an adjusted basis, net interest income plus non-interest income, adjusted
2. Net interest income plus non-interest income, less non-interest expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted
3. Net interest income plus non-interest income, less non-interest expense, provision for credit losses and income tax expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted, provision for credit losses and income tax expense, adjusted
4. Net income, less preferred stock dividends. On an adjusted basis, net income, adjusted, less preferred stock dividends
5. Non-interest expense divided by the sum of net interest income and non-interest income. On an adjusted basis, non-interest expense, adjusted, divided by the sum of net interest income and noninterest income, adjusted

($mm, except per share)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	YoY Change	FY 2024	FY 2025	YoY Change
Net Interest Income	$229.6	$236.0	$253.4	$271.8	$267.4	$37.8	$901.3	$1,028.6	$127.3
Non-Interest Revenue	54.1	44.4	54.1	68.6	60.0	6.0	31.0	227.1	196.1
Adjustments for Non-Recurring Items:									
Loss on AFS Securities Sale	-	-	1.9	-	-	-	179.6	1.9	(177.7)
Non-Interest Revenue, Adjusted	54.1	44.4	56.0	68.6	60.0	6.0	210.6	229.0	18.4
Total Revenue[1]	283.7	280.5	307.5	340.4	327.5	43.8	932.3	1,255.8	323.4
Total Revenue, Adjusted[1]	283.7	280.5	309.4	340.4	327.5	43.8	1,111.9	1,257.7	145.7
Non-Interest Expense	172.2	203.0	190.3	190.6	184.2	12.0	758.3	768.1	9.8
Adjustments:									
Restructuring Expense	-	-	(1.4)	-	-	-	(7.9)	(1.4)	6.5
Legal Settlement	-	-	-	-	-	-	(5.0)	-	5.0
FDIC Special Assessment	-	-	-	-	2.2	2.2	(2.8)	2.2	5.1
Non-Interest Expense, Adjusted	172.2	203.0	188.9	190.6	186.4	14.3	742.5	768.9	26.4
PPNR[2]	111.5	77.5	117.2	149.8	143.3	31.8	174.1	487.7	313.6
PPNR, Adjusted[2]	111.5	77.5	120.5	149.8	141.0	29.5	369.4	488.8	119.4
Provision for Credit Losses	18.0	17.0	15.0	12.0	11.0	(7.0)	67.0	55.0	(12.0)
Income Tax Expenses	22.5	13.4	24.9	32.6	31.6	9.1	29.6	102.5	72.9
Tax Impact of Adjustments Above	-	-	0.8	-	(0.5)	(0.5)	47.2	0.2	(47.0)
Income Tax Expenses, Adjusted	22.5	13.4	25.6	32.6	31.1	8.6	76.8	102.7	25.9
Net Income[3]	71.0	47.0	77.3	105.2	100.7	29.6	77.5	330.2	252.7
Net Income, Adjusted[3]	71.0	47.0	79.8	105.2	98.9	27.9	225.6	331.0	105.4
Preferred Stock Dividends	4.3	4.3	4.3	4.3	4.3	-	17.3	17.3	-
Net Income to Common[4]	66.7	42.7	73.0	100.9	96.3	29.6	60.3	313.0	252.7
Net Income to Common, Adjusted[4]	66.7	42.7	75.5	100.9	94.6	27.9	208.3	313.8	105.4
Average Assets	$32,212.1	$31,103.6	$31,419.5	$32,162.7	$32,606.3	$394.2	$30,613.2	$31,828.1	$1,214.9
Return on Average Assets	0.88%	0.61%	0.99%	1.30%	1.22%	0.34%	0.25%	1.04%	0.79%
Return on Average Assets, Adjusted	0.88%	0.61%	1.02%	1.30%	1.20%	0.32%	0.74%	1.04%	0.30%
PPNR[2] / Average Assets	1.38%	1.01%	1.50%	1.85%	1.74%	0.36%	0.57%	1.53%	0.96%
PPNR, Adjusted[2] / Average Assets	1.38%	1.01%	1.54%	1.85%	1.72%	0.34%	1.21%	1.54%	0.33%
Average Common Equity	$3,120.9	$3,114.4	$3,195.0	$3,324.2	$3,420.0	$299.0	$2,955.5	$3,264.4	$308.9
Return on Average Common Equity	8.50%	5.56%	9.17%	12.04%	11.18%	2.68%	2.04%	9.59%	7.55%
Return on Average Common Equity, Adjusted	8.50%	5.56%	9.48%	12.04%	10.98%	2.47%	7.05%	9.61%	2.56%
Diluted Common Shares	46,770,961	46,616,704	46,215,394	46,233,167	45,509,370	(1,261,591)	46,989,204	46,127,375	(861,829)
Earnings per Share	$1.43	$0.92	$1.58	$2.18	$2.12	$0.69	$1.28	$6.79	$5.51
Earnings per Share, Adjusted	$1.43	$0.92	$1.63	$2.18	$2.08	$0.65	$4.43	$6.80	$2.37
Efficiency Ratio[5]	60.7%	72.4%	61.9%	56.0%	56.2%	(4.4%)	81.3%	61.2%	(20.2%)
Efficiency Ratio, Adjusted[5]	60.7%	72.4%	61.1%	56.0%	56.9%	(3.8%)	66.8%	61.1%	(5.6%)

Texas Capital Bancshares, Inc.

17